                               Table of Contents

Letter to Shareholders.....................................................  1

Performance Results........................................................  3

Portfolio of Investments...................................................  4

Statement of Assets and Liabilities........................................  6

Statement of Operations....................................................  7

Statement of Changes in Net Assets.........................................  8

Financial Highlights.......................................................  9

Notes to Financial Statements.............................................. 10

EXCH SAR 8/97

                            Letter to Shareholders



July 30, 1997

                                [PHOTO OF Dennis J. McDonnell and Don G. Powell]

Dear Shareholder,

     As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., a world leader in asset management. On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge; the merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. Additionally, I am very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley, has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm.

     As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms who are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that these changes will continue to work to the benefit of our fund shareholders as we move into the next century.

Economic Review

     Stocks rallied dramatically higher during the first half of 1997, lifting major market indexes once again to record highs. As of June 30, the Standard & Poor's 500-Stock Index was up 19.5 percent; however, it was a fairly volatile climb.

     At the beginning of the year, continued strong economic growth, rising corporate earnings, and constant large flows of new money into the market lifted stock prices higher. But by February, strong growth fueled fears of an interest rate hike by the Federal Reserve Board, causing stocks and bonds to retreat.
The Fed raised rates a modest quarter percentage point in late March, which the market viewed as the first of several rounds of credit tightening. As a result, the downturn continued, and by mid-April, stocks had given back all of their earlier 1997 gains. The situation reversed itself again in early May after first-quarter growth was reported to have surged to 5.9 percent with little sign of renewed inflation. Stocks eventually set new highs following the Fed's decision not to raise rates again in May. For most of the six-month period, large-capitalization stocks out performed small-cap and mid-cap stocks, although the latter staged a comeback in May and June.

Fund Strategy

     The Fund is a California limited partnership that is closed to new investors. Its portfolio of 33 large-capitalization stocks remains heavily invested in Intel Corp., a manufacturer of semiconductors, which accounts for about 26 percent of the Fund's long-term investments. Pharmaceutical

                                       1                   Continued on page two
stocks are another large component, accounting for approximately 28 percent of the Fund's long-term investments. These stocks include Johnson & Johnson, Merck, Schering-Plough, and Warner-Lambert.
     Activity that occurred during the six-month period was limited to exchanges of stock in order to facilitate the redemption of shares. Because of its size and recent gain, Intel was sold for this purpose.

Performance Summary
     For the six-month period ended June 30, 1997, the Fund generated a total return at net asset value of 14.57 percent/1/. This return reflects an increase in net asset value per share from $205.35 on December 31, 1996, to $234.60 on June 30, 1997. By comparison, the Standard & Poor's 500-Stock Index produced a total return of 19.5 percent for the same period. Keep in mind that this is a broad-based, unmanaged index reflecting general stock market performance, and does not reflect any commissions or fees that would be incurred by an investor purchasing the securities it represents.

Outlook
     We believe the stock market will continue to advance during the second half of 1997, although the rally may not be as strong as it was during the first half of the year. We continue to see strength in the economy, but we do not expect the 5.9 percent growth pace of the first quarter to be repeated in the remaining quarters of 1997. While labor productivity and manufacturing remained strong in the second quarter, retail sales fell, and the unemployment rate, which had slipped in April and May, edged back up in June.
     We anticipate that growth will accelerate again during the second half of the year due to the economy's strong underlying fundamentals, including consumer confidence, job growth, and moderate inflation. As a result, we believe corporate earnings will continue to rise. At the same time, we believe there is a chance that the Fed may raise rates again before year end, which could potentially pressure stock and bond prices. Despite that possibility, we believe that the outlook for many of the sectors in which the Fund is invested, including pharmaceuticals, health care, and technology stocks, remains favorable.
     Thank you for your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                                  /s/ Dennis J. McDonnell

Don G. Powell                                      Dennis J. McDonnell
Chairman                                           President
Van Kampen American Capital                        Van Kampen American Capital
Asset Management, Inc.                             Asset Management, Inc.

            Performances Results for the Period Ended June 30, 1997
                  Van Kampen American Capital Exchange Fund

Total Returns
Six-month total return/1/............................................    14.57%
One-year total return/1/.............................................    41.45%
Five-year average annual total return/1/.............................    20.44%
Ten-year average annual total return/1/..............................    15.23%
Life-of-Fund average annual total return/1/..........................    14.70%
Commencement Date....................................................  12/16/76

/1/Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                           Portfolio of Investments
                           June 30, 1997 (Unaudited)

============================================================================
                                                 Number
Description                                     of Shares       Market Value
----------------------------------------------------------------------------
Common Stocks 95.0%
Consumer Distribution 4.1%
Ikon Office Solutions, Inc.....................   86,993          $2,169,388
Unisource Worldwide, Inc.......................   43,496             695,936
                                                                  ----------
                                                                   2,865,324
                                                                  ----------
Consumer Durables 0.7%
Dana Corp......................................   13,677             519,726
                                                                  ----------

Consumer Non-Durables 5.3%
International Flavours & Fragrances, Inc.......   49,712           2,510,456
McCormick & Co., Inc...........................   48,259           1,218,540
                                                                  ----------
                                                                   3,728,996
                                                                  ----------

Consumer Services 0.4%
Luby's Cafeterias, Inc.........................   13,367             266,505
                                                                  ----------

Energy 13.3%
Amerada Hess Corp..............................   21,200           1,177,925
Amoco Corp.....................................   12,800           1,112,800
Apache Corp....................................   11,406             370,695
Baker Hughes, Inc..............................   25,634             991,715
Dresser Industries, Inc........................   30,320           1,129,420
Kerr McGee Corp................................   10,900             690,788
Mobil Corp.....................................   40,262           2,813,307
Schlumberger, Ltd..............................    8,040           1,005,000
                                                                  ----------
                                                                   9,291,650
                                                                  ----------

Finance 3.3%
American International Group, Inc..............    9,882           1,476,123
Household International, Inc...................    7,124             836,625
                                                                  ----------
                                                                   2,312,748
                                                                  ----------

Healthcare 26.8%
Allegiance Corp................................    1,000              27,250
American Home Products Corp....................   28,000           2,142,000
Baxter International, Inc......................    5,000             261,250
Johnson & Johnson, Inc.........................   54,432           3,504,060
Merck & Co., Inc...............................   25,188           2,606,958

                                       4       See Notes to Financial Statements

                           June 30, 1997 (Unaudited)

==============================================================================
                                                 Number
Description                                     of Shares         Market Value
------------------------------------------------------------------------------
Healthcare (Continued)
Schering-Plough Corp...........................   102,608          $ 4,912,358
Warner-Lambert Co..............................    42,430            5,271,927
                                                                   -----------
                                                                    18,725,803
                                                                   -----------

Producer Manufacturing 1.8%
AlliedSignal, Inc..............................     6,264              526,176
Fluor Corp.....................................    12,831              708,111
                                                                   -----------
                                                                     1,234,287
                                                                   -----------

Raw Materials/Processing Industries 12.2%
Air Products & Chemicals, Inc..................    54,545            4,431,781
Alcan Aluminum, Ltd............................    10,774              373,723
Georgia Pacific Corp...........................    18,688            1,595,488
Louisiana Pacific Corp.........................    25,970              548,616
Lubrizol Corp..................................    37,620            1,577,689
                                                                   -----------
                                                                     8,527,297
                                                                   -----------

Technology 27.1%
General Signal Corp............................    20,000              872,500
Intel Corp.....................................   122,512           17,373,733
International Business Machines Corp...........     7,508              677,128
                                                                   -----------
                                                                    18,923,361
                                                                   -----------

Total Long-Term Investments
  (Cost $7,444,060)..............................................   66,395,697
                                                                   -----------
Short-Term Investments 5.0%
General Electric Capital Corp. ($1,515,000 par,
  yielding 6.05%, 07/01/1997 maturity)...........................    1,514,745
Prudential Funding Corp. ($2,000,000 par, yielding
  6.03%, 07/01/1997 maturity)....................................    1,999,665
                                                                   -----------
Total Short-Term Investments
  (Cost $3,514,410)..............................................    3,514,410
                                                                   -----------
Total Investments 100.0%
  (Cost $10,958,470).............................................   69,910,107
Liabilities in Excess of Other Assets 0.0%.......................       (6,930)
                                                                   -----------
Net Assets 100.0%................................................  $69,903,177
                                                                   ===========

                                       5       See Notes to Financial Statements

                      Statement of Assets and Liabilities
                           June 30, 1997 (Unaudited)
=============================================================================



Assets:
Total Investments (Cost $10,958,470)...........................  $69,910,107
Cash...........................................................        4,096
Receivables:
  Investments Sold.............................................       99,978
  Dividends....................................................       67,525
Other..........................................................          679
                                                                 -----------
    Total Assets...............................................   70,082,385
                                                                 -----------

Liabilities:
Payables:
  Fund Shares Repurchased......................................      100,000
  Investment Advisory Fee......................................       28,566
  Affiliates...................................................        3,126
  Income Distributions.........................................        1,305
Retirement Plan................................................       30,365
Accrued Expenses...............................................       15,846
                                                                 -----------
    Total Liabilities..........................................      179,208
                                                                 -----------
Net Assets.....................................................  $69,903,177
                                                                 ===========
Net Assets Were Comprised of:
293,938 units of limited partnership interest..................  $68,958,085
3,534 units of non-managing general partnership interest.......      828,944
495 units of managing general partnership interest.............      116,148
                                                                 -----------
Net Assets.....................................................  $69,903,177
                                                                 ===========
Net Asset Value Per Unit
  ($69,903,177 divided by 297,967 units of partnership
    interest outstanding)......................................  $    234.60
                                                                 ===========



                                      6    See Notes to Financial Statements

                            Statement of Operations

              For the Six Months Ended June 30, 1997 (Unaudited)
================================================================================

Investment Income:
Dividends.........................................................  $   445,720
Interest..........................................................       89,675
                                                                    -----------
    Total Income..................................................      535,395
                                                                    -----------
Expenses:
Investment Advisory Fee...........................................      164,873
Managing General Partners' Fees and Expenses......................       38,650
Shareholder Services..............................................        7,982
Custody...........................................................        6,582
Legal.............................................................        2,494
Other.............................................................       33,037
                                                                    -----------
    Total Expenses................................................      253,618
                                                                    -----------
Net Investment Income.............................................  $   281,777
                                                                    ===========
Realized and Unrealized Gain/Loss
Net Realized Gain.................................................  $ 3,068,888
                                                                    -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.........................................   53,335,307
  End of the Period...............................................   58,951,637
                                                                    -----------
Net Unrealized Appreciation During the Period.....................    5,616,330
                                                                    -----------
Net Realized and Unrealized Gain..................................  $ 8,685,218
                                                                    ===========
Net Increase in Net Assets From Operations........................  $ 8,966,995
                                                                    ===========

                                       7      See Notes to Financial Statements

                      Statement of Changes in Net Assets


                    For the Six Months Ended June 30, 1997
               and the Year Ended December 31, 1996 (Unaudited)
==============================================================================

                                          Six Months Ended          Year Ended
                                             June 30, 1997   December 31, 1996
------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.....................     $   281,777         $   457,374
Net Realized Gain.........................       3,068,888           1,864,174
Net Unrealized Appreciation
  During the Period.......................       5,616,330          14,427,053
                                               -----------         -----------
Change in Net Assets from Operations......       8,966,995          16,748,601
Distributions from Net Investment Income..        (192,075)           (393,524)
                                               -----------         -----------
Net Change in Net Assets from
  Investment Activities...................       8,774,920          16,355,077
                                               -----------         -----------
From Partnership Unit Transactions:
Proceeds from Units Issued Through
  Dividend Reinvestment...................          25,259              52,164
Cost of Units Repurchased.................        (663,836)         (2,395,079)
                                               -----------         -----------
Net Change in Net Assets from
  Partnership Unit Transactions...........        (638,577)         (2,342,915)
                                               -----------         -----------
Total Increase in Net Assets..............       8,136,343          14,012,162
Net Assets:
Beginning of the Period...................      61,766,834          47,754,672
                                               ===========         ===========
End of the Period
  (Including accumulated undistributed net
  investment income of $2,523,120 and
  $2,433,418, respectively)...............     $69,903,177         $61,766,834
                                               ===========         ===========
Change in Partnership Units Outstanding:
Units Issued Through Dividend
  Reinvestment............................             113                 313
Units Repurchased.........................          (2,936)            (13,938)
                                               -----------         -----------
  Decrease in Partnership Units Outstanding         (2,823)            (13,625)
                                               -----------         -----------

                                  8             See Notes to Financial Statments

                             Financial Highlights


The following schedule presents financial highlights for one unit of partnership interest outstanding throughout the periods indicated. (Unaudited)

=============================================================================================================
                                               Six Months Ended             Year Ended December 31 (a)
                                               June 30, 1997 (a)         1996       1995       1994      1993
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............   $205.349      $ 151.88    $115.36    $111.32   $104.40
                                                       --------      --------    -------    -------   -------
  Net Investment Income.............................       .940         1.488       1.62       1.62      1.49
  Net Realized and Unrealized Gain..................     28.951        53.261      36.18       3.70      6.71
                                                       --------      --------    -------    -------   -------
Total from Investment Operations....................     29.891        54.749      37.80       5.32      8.20
Less Distributions from Net Investment Income.......        .64         1.280       1.28       1.28      1.28
                                                       --------      --------    -------    -------   -------
Net Asset Value, End of the Period..................   $234.600      $205.349    $151.88    $115.36   $111.32
                                                       ========      ========    =======    =======   =======
Total Return........................................      14.57%*       36.21%     32.89%      4.82%     7.91%
Net Assets at End of the Period (In millions).......   $   69.9      $   61.8    $  47.8    $  37.7   $  38.5
Ratio of Expenses to Average Net Assets.............        .77%          .93%       .88%       .89%      .93%
Ratio of Net Investment Income to
  Average Net Assets................................        .85%          .87%      1.16%      1.45%     1.38%
Portfolio Turnover..................................          0%*           0%         0%         0%        0%

(a) Based on average units outstanding.

* Non-annualized

During the six months ended June 30, 1997, the Fund incurred no brokerage commissions on equity share trades. This disclosure was not required in fiscal years prior to 1996.

                                       9       See Notes to Financial Statements

                         Notes to Financial Statements
                           June 30, 1997 (Unaudited)
===============================================================================
1. Significant Accounting Policies
Van Kampen American Capital Exchange Fund (the "Fund"), a California limited partnership is a partnership registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund seeks capital appreciation in a portfolio of common stock. The Fund commenced investment operations on December 16, 1976.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid and ask price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount is amortized over the life of each

                           June 30, 1997 (Unaudited)
================================================================================

applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. Federal Income Taxes-The Fund has met the qualifications to be classified as a partnership for federal income tax purposes and intends to maintain this qualification in the future. A partnership is not subject to federal income tax.
     At June 30, 1997, for federal income tax purposes the cost of long- and short-term investments is $10,958,470; the aggregate gross unrealized appreciation is $58,951,637 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $58,951,637.

E. Distribution of Income and Gains-Quarterly distributions to partners are recorded on the record date. Net investment income is allocated daily to each partner, relative to the total number of units held. Capital gains or losses will be allocated equally among units outstanding on the day recognized.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Asset Management, Inc., the Adviser, will provide facilities and investment advice to the Fund for an annual fee payable monthly of .50% based on the average daily net assets of the Fund.
     For the six months ended June 30, 1997, the Fund recognized expenses of approximately $9,100 representing Van Kampen American Capital, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $7,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
     Managing general partners (the "Partners") of the Fund who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $5,000 plus a fee of $750 per Board meeting attended.
     The Partners of the Fund instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Partners not affiliated with the Adviser, the annual retirement benefit payable per year for a ten year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Partners with more than five but less than ten years service at retirement will receive a prorated reduced benefit. Under the Plan, for

                           June 30, 1997 (Unaudited)
===============================================================================
the Partners retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten year period is equal to 75% of the total compensation received from the Fund during the 1995 calendar year.
     At June 30, 1997, the Adviser and Van Kampen American Capital Exchange Corp., as non-managing general partners of the Fund, owned 354 and 3,180 units of partnership interest, respectively.

3. Investment Transactions
   During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $-0- and $3,277,221, respectively.

               Funds Distributed by Van Kampen American Capital


GLOBAL AND
INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund
EQUITY
Growth
  Aggressive Growth Fund
  Emerging Growth Fund
  Enterprise Fund
  Growth Fund
  Pace Fund
Growth & Income
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund
FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Intermediate Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
MORGAN STANLEY
FUND, INC.
  Aggressive Equity Fund
  American Value Fund
  Asian Growth Fund
  Emerging Markets Fund
  Global Equity Allocation Fund
  Global Fixed Income Fund
  High Yield Fund
  International Magnum Fund
  Latin American Fund
  U.S. Real Estate Fund
  Value Fund
  Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

                   Van Kampen American Capital Exchange Fund
                       (California Limited Partnership)


Managing General Partners
Donald M. Carlton
Stephen Randolph Gross
Don G. Powell*
Alan B. Shepard, Jr.

Officers
Don G. Powell*
  Chairman and Chief Executive Officer
Dennis J. McDonnell*
  Executive Vice President
Alan T. Sachtleben*
  Chief Investment Officer
Edward C. Wood, III*
  Vice President and Chief Financial Officer
Curtis W. Morell*
  Vice President and Chief Accounting Officer
Peter W. Hegel*
Ronald A. Nyberg*
  Vice Presidents
John L. Sullivan*
  Treasurer
Tanya M. Loden*
  Financial Officer

Investment Adviser
Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Shareholder Service Agent
ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian
State Street Bank and Trust Co.
225 Franklin Street
Boston, Massachusetts 02105

Non-Managing General Partners
Van Kampen American Capital
Exchange Corp.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Independent Accountants
KPMG Peat Marwick LLP
NationsBank Center
700 Louisiana
Houston, Texas 77210

Legal Counsel
Sullivan & Worcester LLP
1025 Connecticut Ave., NW
Washington, DC 20036



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.